UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 27, 2016, Jason D. Hanson, the Executive Vice President, Strategy, Corporate Development and General Counsel of NuVasive, Inc. (the “Company”) notified the Company that he was resigning, effective August 1, 2016, due to family health reasons. Joan B. Stafslien will serve as the Company’s interim general counsel, effective as of August 1, 2016. Ms. Stafslien most recently served as Executive Vice President, General Counsel, and Corporate Secretary of CareFusion Corporation.

(c) On July 29, 2016, the Board of Directors of the Company (the “Board”) appointed Jereme Sylvain, the Company’s Vice President and Corporate Controller, to serve as the Company’s Chief Accounting Officer, effective August 1, 2016. As the Company’s Vice President, Corporate Controller and Chief Accounting Officer, Mr. Sylvain will serve as the Company’s principal accounting officer for purposes of the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Mr. Sylvain, age 36, has served as the Company’s Vice President and Corporate Controller since March 2014 and is responsible for the Company’s global accounting function, which includes general ledger management, SEC reporting, treasury, and shared service functions. Prior to joining the Company, Mr. Sylvain held the role of Senior Director, Finance with Thermo Fisher Scientific, where he was responsible for global accounting for the life sciences solutions group. Mr. Sylvain joined Thermo Fisher Scientific in February 2014, following its acquisition of Life Technologies Corporation. From July 2007 to February 2014, Mr. Sylvain held multiple finance and accounting roles at Life Technologies and its predecessor, Invitrogen Corporation. Prior to joining Invitrogen in July 2007, Mr. Sylvain was part of the public accounting firm Ernst & Young LLP. Mr. Sylvain holds a B.S. in Finance from Arizona State University and a M.S. in Accountancy from the University of Notre Dame.

In connection with his appointment as Chief Accounting Officer, Mr. Sylvain’s annual base salary was set at $300,000, and he will be eligible to receive a bonus payment under the 2016 Executive Performance Bonus Plan at a target level of $135,000. In addition, Mr. Sylvain was awarded on August 1, 2016 a grant of restricted stock units (“RSUs”) under the Company’s 2014 Equity Incentive Plan, subject to vesting on August 1, 2019, with a grant date value of $250,000. The number of shares of the Company’s common stock subject to the RSUs will be calculated by dividing the grant date value by the Company’s closing stock price on August 1, 2016.

(d) On July 29, 2016, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Michael D. O’Halleran and Patrick S. Miles to serve as directors of the Company, effective August 1, 2016. Mr. O’Halleran will serve as a Class I director and will be subject to re-election to the Board at the Company’s 2017 Annual Meeting of Stockholders. Mr. Miles will serve as a Class II director and will be subject to re-election to the Board at the Company’s 2018 Annual Meeting of Stockholders. In connection with the election of Messrs. O’Halleran and Miles to the Board, the Board approved an increase in the size of the Board from eight to ten members. Following the election of Messrs. O’Halleran and Miles to the Board, the Board is now comprised of ten directors, eight of whom are independent non-employee directors. There is no arrangement or understanding between Mr. O’Halleran or Mr. Miles with any other person pursuant to which each was elected as a director of the Company.

Mr. O’Halleran, age 66, has served as Senior Executive Vice President of Aon plc, a provider of risk management, insurance and consulting services, since September 2004. From 1999 to 2004, Mr. O’Halleran served as President and Chief Operating Officer of Aon Corporation. Mr. O’Halleran joined Aon in 1987 to lead its reinsurance division. Since that time, he has served in several significant management positions within the Aon group of companies including, since August 2007, as the executive chairman of Aon Benfield, the division of Aon that provides reinsurance and brokerage services. Mr. O’Halleran served as a director of Cardinal Health, Inc. from 1999-2009, and from 2009-2015, he served as a director of CareFusion Corporation (now part of Becton, Dickinson and Company).

Mr. Miles, age 50, has served as the Company’s President and Chief Operating Officer since February 2015 and is responsible for leadership and management of the Company’s global products and services, as well as operational duties, including customer fulfillment, manufacturing, supply chain management and quality engineering. Prior to that, he served as the Company’s President of Global Products and Services from October 2011 to January 2015;

President of the Americas from January 2010 to September 2011; Executive Vice President of Product Marketing and Development from January 2007 to December 2009; Senior Vice President of Marketing from December 2004 to January 2007; and Vice President, Marketing from January 2001 to December 2004. Mr. Miles has more than 25 years of experience in the orthopedic industry, including prior roles with Medtronic Sofamor Danek and Smith & Nephew. Mr. Miles received a B.S. in Finance from Mercer University.

There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between Mr. O’Halleran and the Company. Mr. O’Halleran will serve as a member of the Audit Committee of the Board. Pursuant to the Company’s current non-employee director compensation package and under the Company’s 2014 Equity Incentive Plan, Mr. O’Halleran was awarded on August 1, 2016 a one-time initial grant of RSUs, subject to vesting on August 1, 2018 (the “Initial RSUs”), and a pro-rated annual grant of RSUs, subject to vesting on the date of the 2017 Annual Meeting of Stockholders (the “Annual RSUs”). The Initial RSUs will be granted with a grant date value of $200,000. The Annual RSUs will be granted with a grant date value of $119,589, which reflects $150,000 pro-rated for the period August 1, 2016 through May 18, 2017 (the anticipated date of the 2017 Annual Meeting of Stockholders). For both the Initial RSUs and the Annual RSUs, the number of shares of the Company’s common stock subject to the RSUs will be calculated by dividing the grant date value by the Company’s closing stock price on August 1, 2016. Mr. O’Halleran will also receive an annual cash retainer of $65,000 for his Board service, which is payable quarterly, commencing with the Company’s fourth fiscal quarter ending December 31, 2016. Mr. O’Halleran has entered into an indemnification agreement with the Company in substantially the form filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2014.

As Mr. Miles is an executive officer of the Company, he is not considered independent for purposes of the rules and regulations of the SEC or NASDAQ. Other than Mr. Miles’s employment relationship with the Company, there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between Mr. Miles and the Company. Mr. Miles is not expected to serve as a member of any Board Committee, nor will he receive any additional compensation for his service on the Board. Mr. Miles previously entered into an indemnification agreement with the Company in substantially the form filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2014.

On August 1, 2016, the Company issued a press release announcing the election of Messrs. O’Halleran and Miles to the Board. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 29, 2016, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved and adopted an amendment (the “Amendment”) to the Restated Bylaws (the “Restated Bylaws”) of the Company. The Amendment was approved and adopted by the Board in connection with the increase in the size of the Board from eight to ten members, as discussed above. Prior to the Amendment, the Restated Bylaws provided that the size of the Board shall be not be less than five nor more than nine directors. As amended, the Bylaws provide that the size of the Board shall be not be less than five nor more than ten directors.

The foregoing description of the Amendment to the Restated Bylaws is a general description only and is qualified in its entirety by reference to the Amendment No. 2 to the Restated Bylaws of NuVasive, Inc., which is attached hereto as Exhibit 3.3 and incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Restated Bylaws of NuVasive, Inc. (incorporated by reference to our Current Report on Form 8-K filed with the SEC on January 6, 2012).

3.2	Amendment No. 1 to the Restated Bylaws of NuVasive, Inc. (incorporated by reference to our Current Report on Form 8-K filed with the SEC on May 19, 2014).

3.3	Amendment No. 2 to the Restated Bylaws of NuVasive, Inc.

99.1	Press release issued by NuVasive, Inc. on August 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: August 1, 2016	By:	/s/ Quentin Blackford
Quentin Blackford
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Restated Bylaws of NuVasive, Inc. (incorporated by reference to our Current Report on Form 8-K filed with the SEC on January 6, 2012).

3.2	Amendment No. 1 to the Restated Bylaws of NuVasive, Inc. (incorporated by reference to our Current Report on Form 8-K filed with the SEC on May 19, 2014).

3.3	Amendment No. 2 to the Restated Bylaws of NuVasive, Inc.

99.1	Press release issued by NuVasive, Inc. on August 1, 2016.